UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 30, 2004

Monolithic System Technology, Inc.

(Exact name of registrant as specified in its charter)

000-32929

(Commission File Number)

Delaware	77-0291941
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1020 Stewart Drive
Sunnyvale, California 95085

(Address of principal executive offices, with zip code)

(408) 731-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 30, 2004, Fu-Chieh Hsu resigned as President and Chief Executive Officer, and as a director and Chairman of the Board of Directors of Monolithic System Technology, Inc. (the “Company”), citing recent health problems as the reason for his resignation.  Effective on that date, the Board of Directors authorized Chief Financial Officer Mark Voll to assume responsibility for operations at the company and report directly to the Board during the time the Board conducts a search for a new Chief Executive Officer.

A copy of the Company’s press release announcing these changes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(c)   Exhibits

Exhibit No.	Description

99.1	The Company’s press release “MoSys Co-founder and CEO Fu-Chieh Hsu Resigns”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOLITHIC SYSTEM TECHNOLOGY, INC.

Date: January 5, 2005	By:	/s/ Mark Voll
Mark Voll
Chief Financial Officer and Vice President Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description

99.1	The Company’s press release “MoSys Co-founder and CEO Fu-Chieh Hsu Resigns”